SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                             SECURITIES ACT OF 1934
                                (AMENDMENT No.__)

Filed by the Registrant[ X ] Filed by a party other than the Registrant[ ] Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting materials pursuant to Sec. 240.14a-11(c)     or Sec. 240.14a-12

                        Imaging Diagnostic Systems, Inc.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the Appropriate Box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).                        RECORD DATE      OCTOBER 11, 2000
[ ] Fee computed on table below per Exchange Act Rules    MAILING DATE     OCTOBER 27, 2000
    14a-6(i)(4) and 0-11.                                 MEETING DATE     NOVEMBER 20, 2000

(1) Title of each class of securities to which
    transaction applies:______________________            LIST OF EXHIBITS
(2) Aggregate number of securities to which               A)  Form of Employment Agreements
    transaction applies:______________________            including Amended Stock Option Agreements
(3) Per unit price or other underlying value of
    transaction computed pursuant to Exchange
    Act Rule 0-11 __/
(4) Proposed maximum aggregate value of
    transaction:_______________________
(5) Total fee paid:____________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:___________________

(2) Form, Schedule or Registration Statement No.:_____________

(3) Filing Party:________________

(4) Date Filed: October 16, 2000

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 20, 2000

TO THE STOCKHOLDERS OF IMAGING DIAGNOSTIC SYSTEMS, INC.

         NOTICE IS HEREBY GIVEN that the Fiscal Year 2001 Annual Meeting of Stockholders of Imaging Diagnostic Systems, Inc., a Florida corporation (the "Company"), will be held on Friday, November 20, 2000, at 9:00 a.m. at our corporate offices, located at 6531 NW 18th Court, Plantation, Florida, for the following purposes:

1. To elect seven directors to serve a one-year term expiring upon the Fiscal Year 2002 Annual Meeting of Stockholders or until his/her successor is duly elected and qualified;

2. To ratify the three executive officers' employment and amended stock option agreements;

3. To ratify the Company's Board of Directors' appointment of Margolies, Fink and Wichrowski, CPA's as independent auditors for the Company for the fiscal year ending June 30, 2001; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on Wednesday, October 11, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                         By Order of the Board of Directors

                                         /s/      Allan L. Schwartz
                                                  Allan L. Schwartz, Secretary
Plantation, Florida
October 16, 2000

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF A BROKER HOLDS YOUR SHARES OF RECORD, OR BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING



      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Imaging Diagnostic Systems, Inc. (the "Company") for the Fiscal Year 2001 Annual Meeting of Stockholders to be held on Monday, November 20, 2000, at 9:00 a.m. at our corporate offices, located at 6531 NW 18th Court, Plantation, Florida, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Company intends to mail this Proxy Statement and the accompanying proxy card on or about October 27, 2000 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE; OUTSTANDING SHARES

         Only stockholders of record at the close of business on Wednesday, October 11, 2000 (the "Record Date"), are entitled to receive notice of and to vote at the meeting. On the Record Date, there were outstanding 108,953,817 shares of Common Stock.

REVOCABILITY OF PROXIES

         If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy. A proxy also may be revoked before it is exercised by filing with the Secretary of the Company a duly signed revocation of proxy bearing a later date.

VOTING AND SOLICITATION

         Each share of Common Stock issued and outstanding on the record date shall have one vote on the matters presented herein, except that with respect to the election of directors, each share of Common Stock is entitled to one vote for a nominee for each director position. Stockholders do not have the right to cumulate votes in the election of directors.

SOLICITATION

         We will bear the entire cost of the solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, e-mail, telegram or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services, but Jersey Transfer & Trust Co. will be paid a fee, estimated to be about $2,000 if it renders solicitation services.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of Common Stock of the Company as of October 11, 2000, as to (a) each person known to the Company who beneficially owns more than 5% of the outstanding shares of its Common Stock; (b) each current director, nominee for director and named executive officer; and (c) all executive officers and directors of the Company as a group.

Name and Address           Number of Shares Owned        % of Outstanding
of Beneficial Owner        Beneficially (1)(2)           Shares of Common Stock
-------------------        ----------------------        ----------------------

Richard J. Grable          18,284,774(3)                         16.6%
6531 NW 18th Court
Plantation, FL 33313

Linda B. Grable            18,284,774(4)                         16.6%
6531 NW 18th Court
Plantation, FL 33313

Allan L. Schwartz           4,971,527(5)                          4.5%
6531 NW 18th Court
Plantation, FL 33313

Irving H. Schwab              100,000                             0.09%
Great Neck, NY

David E. Danovitch              -0-                                0%
New York, NY

John R. Liegey                  -0-                                0%
New York, NY

Phil E. Pearce                  -0-                                0%
Charlotte, NC

Stanley A. Hirschman            -0-                                0%
Plano, TX

All officers, directors    23,356,301(6)                         21.2%
And director nominees
as a group (8 persons)



(1) Except as indicated in the footnotes to this table, based on information provided by such persons, the persons named in the table above have sole voting power and investment power with respect to all shares of common stock shown beneficially owned by them.

(2) Percentage of ownership is based on 108,953,817 shares of common stock outstanding as of October 11, 2000 plus each person's options that are exercisable within 60 days. Shares of common stock subject to stock options that are exercisable within 60 days as of October 11, 2000 are deemed outstanding for purposes of computing the percentage of that person and the group.

(3) Includes 500,000 shares subject to options and 4,681,264 shares owned by the wife of Richard J. Grable, Linda B. Grable, of which he disclaims beneficial ownership.

(4) Includes 500,000 shares subject to options and 12,603,507 shares owned by the husband of Linda B. Grable, Richard J. Grable, of which she disclaims beneficial ownership.

(5) Includes 500,000 shares subject to options and 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, of which he disclaims beneficial ownership.

(6) Includes 1,000,000 shares subject to options held by Linda and Richard Grable and 500,000 shares subject to options held by Allan Schwartz. Also includes 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, of which he disclaims beneficial ownership.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2000, its officers, directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements.

PROPOSAL 1

ELECTION OF DIRECTORS
The following table sets forth certain information concerning nominee directors.

         Name                       Age                          Position                    Date Elected  or Appointed
         ----                       ---                          --------                    --------------------------
Richard J. Grable                   58               Chief Executive Officer and Director                 1994

Linda B. Grable                     63               Chairman of the Board and President                  1994

Allan L. Schwartz                   58               Executive Vice-President, Chief                      1994
                                                     Financial Officer and Director

Irving H. Schwab                    57                        Director                                    2000

David E. Danovitch                  38                        Director                                    2000

Phil E. Pearce                      71                        Nominee for Director

Stanley A. Hirschman                54                        Nominee for Director

         Seven directors are to be elected at the meeting. All seven directors are to be elected for the term expiring in Fiscal Year 2002. Information on the nominees follows:

     Richard J. Grable: Mr. Grable is Chief Executive Officer and Director of Research and Development and is the inventor of the CTLM(TM) device. He is considered a pioneer in the Optical Imaging field with over 25 years experience. Mr. Grable is a graduate of the University of Miami School of Business with a Masters Degree in Business Administration. He has over 30 years of electronic design experience and has been directly involved in the development and sales of CT, Nuclear Medicine and Ultrasound instrumentation since 1972. He has over sixteen years of experience of preparing and filing 510(k)'s, Investigation Device Exemptions, and Premarket Notification documents for the Food and Drug Administration. He holds two United States Patents and is co-inventor for one other medical device. He is a member of the Institute of Electrical & Electronics Engineers, Optical Society of America, the American Association for the Advancement of Science, the New York Academy of Science, and a member and guest speaker of the International Society for Optical Engineering. Mr. Grable has been a Director and Officer of the Company since its inception.

     Linda B. Grable: Mrs. Grable is President, Chairman of the Board and Director of Imaging Diagnostic Systems, Inc. since its inception. She has played a major role in raising over 35 Million dollars in debt and equity funding for the research and development of the CTLM(TM)device. She has over 35 years experience in negotiating funding with banking institutions for both medical and real estate development businesses. Mrs. Grable has over 20 years of executive experience in the medical device industry, for both sales and marketing in the U.S. and foreign countries. She is a graduate of Ohio State University and holds a BA in Journalism and Marketing. She is also fluent in Spanish. Mrs. Grable has been a Director and Officer of the Company since its inception.

     Allan L. Schwartz: Mr. Schwartz is Executive Vice-President and CFO of the Company and is responsible for its financial affairs. He is an operationally oriented executive with a wide range of management, marketing, field engineering, construction, and business development experience. Prior to joining IDSI, he developed the Chronometric Trading System for analyzing stock market trends using neural networks and developed pre-engineered homes for export to Belize, C.A. for S.E. Enterprises of Miami. FL. In 1991 he formed Tron Industries, Inc. for the development of low-voltage neon novelty items and self-contained battery powered portable neon. He is a graduate of C.W. Post College of Long Island University with a B.S. in Business Administration. Previous innovations by Mr. Schwartz before relocating to Florida have included the use of motion detection sensors in commercial burglar alarm systems for Tron-Guard Security Systems. Inc. and the use of water reclamation systems with automatic carwash equipment. Mr. Schwartz has been a Director and Officer of the Company since its inception.

     Irving H. Schwab: Mr. Schwab of Great Neck, NY has been involved in healthcare advertising and marketing for over 25 years. During the most recent seven years, he has been an industry consultant and President of Pathways in Business Planning. In the 15 years prior to that, he was a senior officer for

William Douglas McAdams, the healthcare marketing and advertising firm. In both firms, he has organized strategic planning processes for phase III and IV products, directed launch planning and implementation, assisted in the regulatory processes and oversaw the development of advertising, promotion and public relations programs for the ethical and consumer pharmaceuticals and medical devices. In his career, he has been involved with many of the top 25 healthcare companies and selected start-ups. Among them are Pfizer, American Home Products, Johnson and Johnson, Novartis, Schering Plough and Searle. He holds a B.S. and M.A. with areas of concentration in Economics, Chemistry and Psychology.

     David E. Danovitch: Mr. Danovitch was appointed by the Board of Directors in August 2000 to replace Dr. Robert Kagan who resigned effective August 1, 2000. Since January 2000, he has been a senior partner of NewWest Associates, LLC, an international consulting firm, and Del Rey Investments, LLC, a merchant-banking firm, both based in New York, New York. From January 2000 to present, Mr. Danovitch was a Managing Director of Cambridge Partners, a merchant banking firm which focused on misunderstood or misfinanced companies and assets. From 1995 to 1997, he was a founding principal of Snowden Capital, Inc., a New York City-based investment banking firm. From 1993 to1994, he served as Chief of Staff to Gerald Mczarne, a Senior Vice President of IBM. Mr. Danovitch is an attorney and member of the District of Columbia, Massachusetts and New York bars. He holds an A.B. from Kenyon College, a J.D. from Suffolk University Law School and a LL.M.-Taxation from Boston University School of Law.

     Phil E. Pearce: Mr. Pearce has been an independent business consultant with Phil E. Pearce & Associates since 1990, Chairman and Director of Financial Express Corporation since 1990 and since 1988 has been a principal of Pearce-Henry Capital Corp. All of these companies are based in New York City. Prior to 1988, Mr. Pearce was Senior Vice President and a director of E.F. Hutton, Chairman of the Board of Governors of the National Association of Securities Dealers and was closely involved in the formation of the Nasdaq Stock Market, a Governor of the New York Stock Exchange and a member of the Advisory Council to the United States Securities and Exchange Commission on the Institutional Study of the Stock Markets. Mr. Pearce also is a director of RX Medical Services, Inc., an operator of medical diagnostic facilities and clinical laboratories, InfoPower International, Inc., a software development company, StarBase Corporation, a software development company and China Premium Food Corporation. Mr. Pearce is a graduate of the University of South Carolina (B.A. 1953) and attended the Wharton School of Investment Banking at the University of Pennsylvania.

     Stanley A. Hirschman: Mr. Hirschman is President of CPointe Associates, Inc., a Plano, Texas executive management and consulting firm which he founded in 1996 and which specializes in solutions for emerging companies with technology-based products. He is chairman of the board of China Premium Food Corporation (NASD: CHPF), director of ObjectSoft Corporation and former Chairman of the Board of Mustang.com (NASD: MSTG). His client list has included SBC Wireless, Northern Telecom (Nortel), MindSpring Enterprises, RetailHighway.com and Xybernaut Corporation. Mr. Hirschman took a hands-on role in the planning and execution of the strategic initiative to increase Mustang.Com shareholder value resulting in the recent announcement of the acquisition of the company by Quintus Corporation. Prior to establishing CPointe Associates, he was Vice President Operations, Software Etc., Inc., a 396 retail store software chain, from 1989 until 1996. He has held senior executive management positions with T.J. Maxx, Gap Stores and Banana Republic. He is active in community affairs and serves on the Advisory Board of the Salvation Army Adult Rehabilitation Centers.

Compensation of Directors

         Each director who is not an employee of the Company receives $500 plus reasonable reimbursement for travel expenses for each Board meeting attended. Under a deferred compensation plan, directors may elect to defer with interest all or part of such compensation for varying periods of time. Outside directors will be eligible to receive options to purchase 50,000 shares per year of the Company's common stock, vesting at 12,500 shares per quarter of service to the Company. The shares shall be issued pursuant to the Company's 2000 Non-Statutory Stock Option Plan.

Family Relationships

         Mr. Richard J. Grable and Mrs. Linda B. Grable are husband and wife. Further, Richard J. Grable and Linda B. Grable are each "Control Persons" as a result of their control of a majority voting power of the Company's outstanding stock. Both parties disclaim, however, any beneficial interest or ownership in the shares owned by the other party other than that which may be attributed to him/her by operation of law.

Board Meetings and Committees

         The Board of Directors met 7 times during the fiscal year ended June 30, 2000. The Company has no standing Committees. A quorum of directors were present for all board meetings.

Required Vote

         Each nominee receiving affirmative votes from a majority of the shares of the Company's Common Stock present and entitled to vote at the Annual Meeting on this matter shall be elected as a Director.

         The Board of Directors of the Company recommends a vote FOR the election of the nominees named above. Proxies solicited by the Board of Directors will be voted FOR the named nominees unless instructions are given to the contrary.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation awarded to, earned by or paid to our Chief Executive Officer and other executive officers for services rendered to us during fiscal 2000, 1999 and 1998. No other person during these years, who served as one of our executive officers, had a total annual salary and bonus in excess of $100,000.

                                             SUMMARY COMPENSATION TABLE

                                 Annual Compensatio            Long-Term Compensation
Name & Principal
Position                   Year   Salary(2)   Other Annual   Restricted    Securities/Underlying
                                              Compensation   Stock Awards   Option/SARs (1)

Richard J. Grable, CEO     1998   $286,225                                   534,602
and Director               1999   $286,225                                   458,333
                           2000   $286,225                                   793,255
Linda B Grable,            1998   $119,070                                   534,602
President and Director     1999   $119,070                                   458,333
                           2000   $119,070                                   793,255
Allan L. Schwartz,         1998   $119,070                                   534,602
Exec. V.P., CFO and        1999   $119,070                                   458,333
Director                   2000   $119,070                                   793,255

     1. The aggregate dollar value of the 1998, 1999 and 2000 options, based on the averaged high and low price on June 30, 2000 are as follows:
          Richard J. Grable -$2,715,009; Linda B. Grable-$2,715,009; and Allan L Schwartz-$2,715,009.
     2. The salaries include compensation, which has been accrued and not paid as of June 30, 2000 in the amounts as follows: Richard J. Grable $47,704, Linda B. Grable $19,890 and Allan L. Schwartz $19,845. Subsequent to the fiscal year the amounts owned to the officers for accrued compensation were paid.


EMPLOYMENT AGREEMENTS

We entered into five-year employment agreements commencing August 30, 1999 with Mr. Richard J. Grable, Mr. Allan L. Schwartz and Ms. Linda B. Grable that expire on August 29, 2004. According to the terms of their respective employment agreements, base annual salaries, after giving effect to cost of living adjustments, are as follows: Richard J. Grable, $286,224.96; Linda B. Grable, $119,069.52; and Allan L. Schwartz, $119,069.52. In addition, Messrs. Grable and Schwartz and Ms. Grable each receive a car allowance of $500 per month. Each employment agreement provides for bonuses, health insurance, car allowance, and related benefits, and a cost of living adjustment of 7% per annum. The agreements also provide for severance payment of full salary and benefits for the greater of three years or the remaining term of the agreement upon termination without cause. No bonuses have been paid to date. The Form of Employment Agreement is annexed to this proxy statement and marked Exhibit A.

The following table sets forth certain information with regard to the Options/SAR grants by the Company to management for the fiscal year ended June 30, 2000. No options were exercised by management during fiscal 2000.


                      Option/SAR Grants in Last Fiscal Year

                          No. of Securities  % of Total Options
                          Underlying         Granted to           Exercise or       Market Price
                          Options            Employees In         Base Price        On Date of      Expiration
Name                      Granted            Fiscal Year          ($/Share)         Grant           Date
Richard J. Grable            293,255               9%                 $.34             $.31         7/5/04
                             500,000               16%                $.23             $.21         8/30/04
Linda B. Grable              293,255               9%                 $.34             $.31         7/5/04
                             500,000               16%                $.23             $.21         8/30/04
Allan L. Schwartz            293,255               9%                 $.34             $.31         7/5/04
                             500,000               16%                $.23             $.21         8/30/04

(1) 293,255 shares granted to each executive officer under employment and option agreements dated July 5, 1994 which expired July 4, 1999.

Stock Option Plans

For the fiscal year ended June 30, 2000, all of our executive officers were participants in our 1995 stock option plan. The plan was approved by our board of directors and adopted by the stockholders at the March 1995 annual meeting. The plan provides for the granting, exercising and issuing of incentive options pursuant to Internal Revenue Code, Section 422. We may grant incentive stock options to purchase up to 5% of our issued and outstanding common stock at any time. Our Board of Directors has direct responsibility for the administration of the plan.

On August 30, 1999, we established an equity incentive plan. The maximum number of shares that could be granted under this plan is 15,000,000 shares of common stock and 5,000,000 shares of preferred stock. The series, rights and preferences of the preferred stock were to be determined by our Board of Directors. This plan also included any stock available for future stock rights under our 1995 stock option plan. On January 3, 2000 the Board of Directors decided to replace this equity incentive plan and adopted our 2000 Non-Statutory Stock Option Plan so as to provide a critical long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company. On May 10, 2000 our stockholders approved the 2000 Non-Statutory Stock Option Plan. The Board of Directors believes that our policy of granting stock options to such persons will continue to provide us with a critical advantage in attracting and retaining qualified candidates. In addition, the Stock Option Plan is intended to provide us with maximum flexibility to compensate plan participants. It is expected that such flexibility will be an integral part of our policy to encourage employees, non-employee directors, consultants, attorneys and advisors to focus on the long-term growth of stockholder value. The Board of Directors believes that important advantages to us are gained by an option program such as the 2000 Non-Statutory Stock Option Plan which includes incentives for motivating our employees, while at the same time promoting a closer identity of interest between our employees, non-employee directors, consultants, attorneys and advisors on the one hand, and the stockholders on the other.

According to their stock option agreements, which are part of their new employment agreements, Mr. Richard J. Grable, Mr. Allan L. Schwartz and Mrs. Linda B. Grable each have an option to purchase 2,500,000 shares of common stock or preferred stock. These options are granted and vest in equal installments over a five-year period. Beginning August 30, 1999, the officers may exercise their options to purchase 500,000 shares at an exercise price of $.23 per share (110% of the fair market value of the shares on the date of grant, August 30, 1999). On each subsequent anniversary date, August 30th or thereafter until expiration, the officers may exercise their stock options for 500,000 shares at the grant price of 110% of the fair market value of the shares on that date. These stock option agreements terminate on August 30, 2004. The new employment and stock option agreements were approved by the Board of Directors and are being submitted to our stockholders for ratification at the annual meeting.

      Fiscal Year-End Option Values. The following table sets forth certain information concerning the number and value of securities underlying exercisable and un-exercisable stock options as of the fiscal year ended June 30, 2000 by the Name Executive Officers.


                          Fiscal Year End Option Values

                        Number of
                        Securities                   Number of Securities               Value of Unexercised
                        Underlying                   Underlying Unexercised             "In-The-Money" Options
                        Options/SARs    Value        Options at Fiscal Year End         at Fiscal Year End
                        Exercised       Realized     Exercisable  Unexercisable        Exercisable  Unexercisable
Name                       (#)            ($)           (#)          (#)                  ($)           ($)
-------------------------------------------------------------------------------------------------------------------
Richard J. Grable          0              $  0       1,251,588         0                $1,426,790     $ 0

Linda B. Grable            0              $  0       1,251,588         0                $1,426,790     $ 0

Allan L. Schwartz          0              $  0       1,251,588         0                $1,426,790     $ 0



PROPOSAL 2

RATIFICATION OF EXECUTIVE OFFICERS EMPLOYMENT AGREEMENTS

The five-year employment agreements with the three executive officers expired on July 5, 1999. The Company entered into new five year employment agreements on August 30, 1999 under the same terms, salary and conditions as the previous agreements, i.e. base salaries $286,224.96, $119,069.52 and $119,069.52 per annum to Richard J. Grable, Linda B. Grable and Allan L. Schwartz respectively, plus benefits, as more fully described above.

New stock option agreements were signed in conjunction with the employment agreements which provide each executive officer the right to exercise options for 500,000 common shares on the anniversary date of the employment agreement at 110% of fair market value on the anniversary date of the grant.

This Proxy Statement contains only a summary of the employment and stock option agreements, and stockholders should carefully review the full text of the agreements before voting their shares on this proposal.

The Company's Board of Directors, including a majority of its outside directors, approved the executives' employment and stock option agreements in September 2000, subject to shareholder ratification at the annual meeting. In approving the agreements, the Board determined that their terms were reasonable and fair to the Company in light of the value of the services provided by the executives, the risks taken by the executives and the compensation levels generally available in the marketplace for executives at comparable companies.

Annexed to this proxy statement as Exhibit A are the forms of the employment agreement and stock option agreement as executed by each of the Company's three officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
OF THE EXECUTIVE OFFICERS' EMPLOYMENT AND STOCK OPTION AGREEMENTS

PROPOSAL 3


RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Margolies, Fink and Wichrowski CPA as independent public accountants of the Company with respect to its operations for the fiscal year 2001, subject to ratification by the holders of Common Stock of the Company. The firm has audited the Company's financial statements since 1994. Representatives of the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         There will be presented at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the stockholders. If the appointment of Margolies, Fink and Wichrowski, CPA is not ratified, the matter of appointment of independent public accountants will be considered by the Board of Directors.

         The Board of Directors of the Company recommends a vote FOR the appointment of Margolies, Fink and Wichrowski, CPA as the Company's independent accountants for the fiscal year ending June 30, 2001.


DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         The Company anticipates that the Fiscal Year 2002 Annual Meeting will be held on or about October 25, 2001 and that the proxy materials for the Fiscal 2002 Annual Meeting will be mailed on or before September 15, 2001. If any stockholder wishes a proposal to be considered for inclusion in the Fiscal 2002 Proxy Statement, this material must be received by the Chief Executive Officer no later than August 15, 2001.


OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                              By Order of the Board of Directors


                                              /s/ Allan L. Schwartz
                                              Allan L. Schwartz, Secretary

                                   APPENDIX A

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON November 20, 2000

         The undersigned hereby appoints Richard J. Grable and Allan L. Schwartz and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Imaging Diagnostic Systems, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Imaging Diagnostic Systems, Inc. to be held at the Company's offices, located at 6531 NW 18th Court, Plantation, Florida, on November 20, 2000, at 9:00 a.m., local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally sent, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

                 (Continued, and to be signed on the other side)

                                              Please mark your votes as this [X]

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 & 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                                                     FOR            WITHOLD FOR
PROPOSAL 1: To elect seven directors                 [ ]                [ ]
to hold office until the Fiscal Year 2002
Annual Meeting of Stockholders.

Nominees:     Richard J. Grable, Linda B. Grable, Allan L. Schwartz,
Irving H. Schwab, David E. Danovitch, Phil E. Pearce and Stanley A. Hirschman

Instruction: To withhold authority to vote for any nominee, write the nominee's name in the space provided below.

------------------------------------------

FOR
PROPOSAL 2: To ratify executive officers      FOR        AGAINST      ABSTAIN
employment and stock option agreements
                                             [   ]        [   ]        [   ]

FOR
PROPOSAL 3: To ratify selection of            FOR        AGAINST      ABSTAIN
Margolies, Fink and Wichrowski CPA,
as independent public accountants            [   ]        [   ]        [   ]
of the Company for its fiscal
year ending June 30, 2001.

I PLAN TO ATTEND THE MEETING                 [   ]
ADMISSION TO ANNUAL MEETING WILL BE BY TICKET ONLY TO STOCKHOLDERS OF RECORD ON RECORD DATE. ADMISSION TICKETS WILL BE MAILED TO THE ADDRESS ENTERED BELOW:

Name:_________________________________________________________

Street Address:_______________________________________________

City:_______________________________State:____Zip:____________

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorney-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer, stating title. If signer is a partnership, please sign in partnership name by authorized person.


Signature____________________________________ Date________________

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

EMPLOYMENT AGREEMENT AS EXECUTED BY EACH OF THE COMPANY'S THREE OFFICERS FOR THE TERM AND ANNUAL SALARIES INDICATED IN PROXY STATEMENT UNDER PROPOSAL THREE.

         THIS EMPLOYMENT AGREEMENT dated August 30, 1999, between Imaging Diagnostic Systems, Inc. (the "Company"), and ______________________(the "Executive").

         WHEREAS, the Company desires to employ Executive and to ensure the continued availability to the Company of the Executive's services, and the Executive is willing to accept such employment and render such services, all upon and subject to the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this Agreement, and intending to be legally bound, the Company and the Executive agree as follows:

         1.       TERM OF EMPLOYMENT.
                  ------------------

                  (a) Term. The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, for a period commencing on the date of this Agreement and ending five years from the date hereof (the "Term").

                  (b) Continuing Effect. Notwithstanding any termination of this Agreement at the end of the Term or otherwise, the provisions of Sections 6 and 7 shall remain in full force and effect and the provisions of Sections 6(b) and 7 shall be binding upon the legal representatives, successors and assigns of the Executive, except as otherwise provided in Section 5(d).

         2.       DUTIES.
                  ------

                  (a) General Duties. The executive shall serve as ________________________ of the Company, with duties and responsibilities that are customary for such executives. The Executive will also perform services for such subsidiaries as may be necessary. The Executive will use his best efforts to performs his duties and discharge his responsibilities pursuant to this Agreement competently, carefully and faithfully.

                  (b) Devotion of Time. The Executive will devote all of his time, attention and energies during normal business hours (exclusive of periods of sickness and disability and of such normal holiday and vacation periods as have been established by the Company) to the affairs of the Company. The Executive will not enter the employ of or serve as a consultant to, or in any way perform any services with or without compensation to, any other persons, business or organization without the prior consent of the Board of Directors of the Company; provided, that the Executive shall be permitted to devote a limited amount of his time, without compensation, to charitable or similar organizations.

         3.       COMPENSATION AND EXPENSES.
                  -------------------------

                  (a) Salary. For the services of the Executive to be rendered under this Agreement, the Company will pay the Executive an annual base salary of $_______________ during the Term, subject to annual cost of living increases based upon changes in the Consumer Price Index published by the Bureau of Labor Statistics (or similar successor index) for the region in which the Executive resides, but in no event shall the cost of living increase be less than 7% per annum. The annual salary under this Section 3(a) will be reduced, however, to the extent that the Executive elects to defer any portion thereof under the terms of any deferred compensation or savings plan maintained by the Company. The Company will pay the Executive his annual salary in equal installments no less frequently than twice a month.

                  (b) Bonus. For the services to be rendered by the Executive under this Agreement, the Company's Board of Directors, on a yearly basis, shall determine a bonus to be paid to Employee, based upon a percentage of the adjusted consolidated net earnings of the Company for each calendar year of Executive's employment, such sum to be computed as follows:

               (i)The adjusted consolidated net earnings of the Company shall be determined in accordance with accepted accounting practice by the independent accounting firm employed by the Company as its auditors, within 90 days after the end of each fiscal year.

               (ii) This computation of net earnings and of the Executive's percentage compensation, made in the manner here provided, shall be final and binding upon the Company and the Executive, and the Company shall pay such compensation to the Executive within 120 days after the end of the fiscal year in question. The Bonus may be paid in cash, stock, or options, by mutual agreement of the Executive and the Company.

               (iii) For purposes of computing the Executive's percentage compensation, the adjusted consolidated net earnings of the Company shall be determined after full allowance for, and deduction of the following: (a) all federal, state and municipal taxes; (b) depreciation for the period based on the amount of depreciation set forth in the annual report of the Company to its stockholders for the fiscal year which includes such period.

                  (c) Expenses. In addition to any compensation received pursuant to Section 3(a), (b) and (c), the Company will reimburse or advance funds to the Executive for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties under this Agreement, provided that the Executive properly accounts for such expenses to the Company in accordance with the Company's practices. Such reimbursement or advances will be made in accordance with policies and procedures of the Company in effect from time to time relating to reimbursement of or advances to executive officers.

         4.       BENEFITS.
                  --------

                  (a) Vacation. For each 12-month period during the Term, the Executive will be entitled to six weeks of vacation without loss of compensation or other benefits to which he is entitled under this Agreement, to be taken at such times as the Executive may select and the affairs of the Company may permit.

                  (b) Employee Benefit Programs. Without limiting the compensation to which the Executive is entitled pursuant to the provisions of Section 3 or this Section 4, during the Term, the Executive will be entitled to participate in any pension, insurance or other employee benefit plan that is maintained at that time by the Company for its executive officers, including programs of life and medical insurance and reimbursement of membership fees in civic, social and professional organizations.

                  (c) Incentive Stock Options. The Executive shall receive incentive options to purchase up to an aggregate of 2,500,000 shares of the Company's common or preferred stock, the terms and conditions of which are more fully set forth in that certain Stock Option Agreement dated August 30, 1999. (Amended August 30, 2000)

                  (d) Miscellaneous Benefits. The Company shall also provide Executive with the following: (a) a $500 per month automobile allowance, and (b) telephone card, cellular phone, and major credit card.


         5.       TERMINATION.
                  -----------

                  (a) Termination Without Cause. The Company may terminate the Executive's employment pursuant to the terms of this Agreement without cause. Such termination will become effective upon the date specified in such notice, provided that such date is at least 60 days from the date of such notice. Upon any such termination without cause:

                  (i) for the remainder of the term of this Agreement or for a period of 36 months following such termination, whichever is greater, the Company will continue to pay the Executive his annual salary pursuant to
      Section 3(a) and his Bonus pursuant to Section 3(b), and

                  (ii) the Company will continue to maintain for such period, for the benefit of the Executive, the employee benefit programs referred to in Section 4(b) that were in effect on the date of such termination.

                  (b) Termination for Cause. The Company may terminate the Executive's employment pursuant to the terms of this Agreement at any time for cause by given written notice of termination. Such termination will become effective upon the giving of such notice, except that termination based upon clause (v) below shall not become effective unless the Executive shall fail to correct such breach within 30 days of receipt of written notice thereof provided pursuant to the preceding sentence. Upon any such termination for cause, the Executive shall have no right to compensation, commission, bonus or reimbursement under
         Section 3, or to participate in any employee benefit programs under
         Section 4 for any period subsequent to the effective date of termination. For purposes of this Section 5(b), "cause" shall mean: (i) the Executive is convicted of a felony which is related to the Executive's employment or the business of the Company; (ii) the Executive, in carrying out his duties hereunder, has been found in a civil action by the Company, to have committed willful gross negligence or willful gross misconduct resulting, in either case, in material harm to the Company; (iii) the Executive misappropriates Company funds or otherwise defrauds the Company; (iv) the Executive materially breaches any provision of Section 6 or Section 7; and (v) the Executive materially fails to perform his duties under Section 2 resulting in material harm to the Company.

                  (c) Death or Disability. Excepting for the conditions and obligations contained in this Section 5(c), this Agreement and the obligations of the Company hereunder will terminate upon the death or disability of the Executive. For purposes of this Section 5(c), "disability" shall mean that for a period of six months in any 12-month period the Executive is incapable of substantially fulfilling the duties set forth in Section 2 because of physical, mental or emotional incapacity resulting from injury, sickness or disease.

         Upon termination by death or disability, the Company will pay the Executive or his legal representative, as the case may be: (i) his annual salary at such time pursuant to Section 3(a) through the date of such termination of employment; and (ii) the Executive's share of the Bonus as set forth in Section 3(b) of this Agreement. ;

                  (d) Special Termination. In the event that (i) the Executive, with or without change in title or formal corporate action, shall no longer exercise all of the duties and responsibilities and shall no longer possess substantially all the authority set forth in Section 2; or (ii) the Company materially breaches this Agreement or the performance of its duties and obligations hereunder; or (iii) any entity or person not now an executive officer of the Company becomes either individually or as part of a group the beneficial owner of 20% or more of the Company's common stock, the Executive, by written notice to the Company, may elect to deem the Executive's employment hereunder to have been terminated by the Company without cause under Section 5(a) hereof, in which event the Executive shall be entitled to the compensation payable pursuant to clauses (i)-(iii) of Section 5(a).

                 (e) Voluntary Termination. The Executive, on 30 days prior written notice to the Company, may terminate his employment voluntarily (i) at any time following termination of the initial Term or (ii) at any time following the death or disabling illness of a member of the Executive's immediate family or similar personal, non-business related occurrence as a result of which the Executive concludes he must devote a substantial amount of his time and energies to his family or other personal matter and not to his business activities so as to preclude his fulfilling his obligations under this Agreement. Upon any such termination, the Company will pay the Executive (i) his annual salary at such time pursuant to Section 3(a) through the date of such termination of employment; and (ii) any bonus which would have been payable through the date of termination pursuant to Section 3(b).

                 (f) Continuing Effect. Notwithstanding any termination of the Executive's employment as provided in this Section 5 or otherwise, the provisions of Sections 6 and 7 shall remain in full force and effect.

6.       NON-COMPETITION AGREEMENT.

                  (a) Competition with the Company. Until termination of his employment and for a period of 12 months commencing on the date of termination, the Executive, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, will not compete with the Company or any of its affiliates in the offer, sale or marketing of products or services that are competitive with the products or services offered by the Company, within any metropolitan area in the United States or elsewhere in which the Company is then engaged in the offer and sale of competitive products or services; provided, however, the foregoing shall not prevent Executive from accepting employment with an enterprise engaged in two or more lines of business, one of which is the same or similar to the Company's business (the "Prohibited Business") if Executive's employment is totally unrelated to the Prohibited Business; provided, further, the foregoing shall not prohibit Executive from owning up to 5% of the securities of any publicly-traded enterprise provided Executive is not an employee, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise.

                  (b) Solicitation of Customers. During the periods in which the provisions of Section 6(a) shall be in effect, the Executive, directly or indirectly, will not seek Prohibited Business from any Customer (as defined below) on behalf of any enterprise or business other than the Company, refer Prohibited Business from any Customer to any enterprise or business other than the Company or receive commissions based on sales or otherwise relating to the Prohibited Business from any Customer, or any enterprise or business other than the Company. For purposes of this Section 6(b), the term "Customer" means any person, firm, corporation, partnership, association or other entity to which the Company or any of its affiliates sold or provided goods or services during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is a Customer.

                  (c) Solicitation of Employees. During the periods in which the provisions of Section 6(a) shall be in effect, the Executive, will not directly or indirectly, solicit employees of the Company for employment by any person, enterprise, business, company, partnership, joint venture or other entity. For the purposes of this Agreement, the term "Employee " means any person, firm, corporation, partnership, association or other entity which the Company, or any of its affiliates, employed during the during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is an Employee.

                  (d) No Payment. The Executive acknowledges and agrees that no separate or additional payment will be required to be made to him in consideration of his undertakings in this Section 6.

         7.       NONDISCLOSURE OF CONFIDENTIAL INFORMATION.
                  -----------------------------------------

         The Executive acknowledges that during his employment he will learn and will have access to confidential information regarding the Company and its affiliates, including without limitation (i) confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of the Company and its affiliates and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of the Company or its affiliates (collectively referred to as "confidential information"). The Executive acknowledges that such confidential information as is acquired and used by the Company or its affiliates is a special, valuable and unique asset. All records, files, materials and confidential information obtained by the Executive in the course of his employment with the Company are confidential and proprietary and shall remain the exclusive property of the Company or its affiliates, as the case may be. The Executive will not, except in connection with and as required by his performance of his duties under this Agreement, for any reason use for his own benefit or the benefit of any person or entity with which he may be associated or disclose any such confidential information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent of the board of directors of the Company, unless such confidential information previously shall have become public knowledge through no action by or omission of the Executive.

         8.       EQUITABLE RELIEF.
                  ----------------

                  (a) The Company and the Executive recognize that the services to be rendered under this Agreement by the Executive are special, unique and of extraordinary character, and that in the event of the breach by the Executive of the terms and conditions of this Agreement or if the Executive, without the prior consent of the board of directors of the Company, shall leave his employment for any reason and take any action in violation of Section 6 or Section 7, the Company will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 8(b) below, to enjoin the Executive from breaching the provisions of Section 6 or Section 7. In such action, the Company will not be required to plead or prove irreparable harm or lack of an adequate remedy at law. Nothing contained in this Section 8 shall be construed to prevent the Company from seeking such other remedy in arbitration in case of any breach of this Agreement by the Executive, as the Company may elect.

                  (b) Any proceeding or action must be commenced in the federal courts, or in the absence of federal jurisdiction in state court, in either case in Florida where the Company maintains its principal offices. The Executive and the Company irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Executive and the Company irrevocably waive any objection that they now have or hereafter irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Executive or the Company in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of the Executive or the Company therein described, or by appropriate proceedings under any applicable treaty or otherwise.

         9. ASSIGNABILITY. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, provided that such successor or assign shall acquire all or substantially all of the assets and business of the Company. The Executive's obligations hereunder may not be assigned or alienated and any attempt to do so by the Executive will be void.

         10.      SEVERABILITY.

                  (a) The Executive expressly agrees that the character, duration and geographical scope of the provisions set forth in this Agreement are reasonable in light of the circumstances, as they exist on the date hereof. Should a decision, however, be made at a later date by a court of competent jurisdiction that the character, duration or geographical scope of such provisions is unreasonable, then it is the intention and the agreement of the Executive and the Company that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the Executive's conduct that are reasonable in the light of the circumstances and as are necessary to assure to the Company the benefits of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because taken together they are more extensive than necessary to assure to the Company the intended benefits of this Agreement, it is expressly understood and agreed by the parties hereto that the provisions of this Agreement that, if eliminated, would permit the remaining separate provisions to be enforced in such proceeding shall be deemed eliminated, for the purposes of such proceeding, from this Agreement.

                  (b) If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

         11. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

To the Company:                     Imaging Diagnostic Systems, Inc.
                                    6531 NW 18th Court
                                    Plantation Florida 33313


To the Executive:                   _____________________
                                    _____________________
                                    _____________________

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         12. COUNTERPART. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         13. ARBITRATION. Except for any controversy or claim seeking equitable relief as provided in Section 8 of this Agreement, any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof or any other dispute between the parties, shall be submitted to one arbitrator and settled by arbitration in Fort Lauderdale, Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any reward made by such arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         14. ATTORNEY'S FEES. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

         15. GOVERNING LAW. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

         16. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         17. ADDITIONAL DOCUMENTS. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

         18. SECTION AND PARAGRAPH HEADINGS. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement as of the date and year first above written.


                                         Imaging Diagnostic Systems, Inc.


________________________________         By:  _________________________________
Executive                                     Linda B. Grable, President

                         AMENDED STOCK OPTION AGREEMENT

         THIS IS AN AMENDMENT TO STOCK OPTION AGREEMENT (the "Agreement") dated August 15, 2000 and originally entered into as of the 30th day of August 1999, between Imaging Diagnostic Systems, Inc. the "Company") and
_____________________________, an Executive of the Company ("Executive").

             WHEREAS, by action taken by the Board of Directors of the Company on August 30, 1999, the Company adopted the 1999 Equity Incentive Plan, and

             WHEREAS, the 1999 Equity Incentive Plan was replaced with the 2000 Non-Statutory Stock Option Plan which was adopted on January 3, 2000 by the Board of Directors and adopted by the stockholders of the Company at its annual meeting held on May 10, 2000, and

             WHEREAS, the Board of Directors ratified the Agreement on September 6, 2000,

             NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree to amend the agreement as follows:

         1. GRANT OF INCENTIVE OPTIONS. The Company irrevocably grants to Executive, as a matter of separate agreement and not in lieu of salary or other compensation for services, the right and option (the "Options") to purchase 500,000 shares each year as of the anniversary date of said Agreement, for the next five years, as of August 30, 1999 of authorized but unissued common stock of the Company or, at Executive's option, that number of Voting Convertible Preferred Stock that would give Executive voting rights equal to the 500,000 shares of common stock, on the terms and conditions herein set forth. The Options originally intended to be Incentive Stock Options shall be Non-Statutory Stock Options which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         2. PRICE. The exercise price of the shares of common stock subject to the Options shall be 110% of fair market value on the date of the grant based on the average of the high and low price on the anniversary date of the Agreement.

         3. WHEN EXERCISABLE.

                  (a) Provided that Executive is employed by the Company on the respective dates below, the Options shall vest as follows:

                     Date                       No. of Shares
                     ----                       -------------
                     August 30, 1999               500,000
                     August 30, 2000               500,000
                     August 30, 2001               500,000
                     August 30, 2002               500,000
                     August 30, 2003               500,000

                  (b) Except as provided in paragraphs 2 and 3 of this Agreement, once any Option become exercisable they shall remain exercisable through August 30, 2004.

         4. CONVERSION TO NON-QUALIFIED OPTIONS. In the event that the stockholders of the Company fail to approve a subsequent plan for additional shares to comply with the Agreement, than the Options shall be issued as Non-Qualified Options.

         5. TERMINATION OF RELATIONSHIP.

                  (a) Except as set forth in Section 4 above, if for any reason, except death, Executive ceases to act as an employee of the Company, all rights granted hereunder shall terminate effective three months from the date Executive ceases to act as an employee.

                  (b) If Executive shall die while an employee of the Company, his estate or any transferee, as defined herein, shall have the right within three months from the date of Executive's death to exercise Executive's Options to the extent the right to exercise to the Options shall have accrued at the date of death, except to the extent the Options shall have been exercised prior thereto. The exercise period for any Options not vested, shall be extended through August 30, 2004 thereby converting all of the Options to Non-Qualified Options. For the purpose of this Agreement, "transferee" shall mean a person to whom such shares are transferred by will or by the laws of descent and distribution.

                  (c) No transfer of the Options by Executive by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the letters testamentary or such other evidence as the board may deem necessary to establish the authority of the state and the acceptance by the transferee or transferees of the terms and conditions of the Options.

                  (d) If Executive becomes disabled while employed by the Company within the meaning of Section 22(e)(3) of the Code, the three month period referred to in paragraph 3(a) of this Agreement shall be extended to one year.

         6. METHOD OF EXERCISE/REGISTRATION. These Options shall be exercisable by a written notice, which shall:

                  (a) state the election to exercise the Options, the number of shares to be exercised, the person in whose name the stock certificate or certificates for such shares of common stock is to be registered, his address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

                  (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock as set forth in paragraph 8 hereof;

                  (c) be signed by the person or persons entitled to exercise the Options and, if the Options is being exercised by any person or persons other than the Executive, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options.

                  (d) be accompanied by full payment of the purchase or exercise price there for either (i) in United States dollars in cash or by check; (ii) by Executive's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code;
         (iii) by having the Company retain a portion of the Shares covered by the option exercise, or (iv) by any combination of (i) (ii) and (iii) above.

         If the Executive chooses to pay the exercise price pursuant to (iii) above, the number of Shares to be delivered to or withheld by the Company times the fair market value shall equal the cash required for exercise. To the extent that the Participant elects to either deliver or have withheld Shares of the Company's Common Stock, the Board of Directors may require the Executive to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934 or to meet certain Internal Revenue Code requirements.


         The certificate or certificates for shares of common stock as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Options.

         The Company shall, if requested by the Executive, as expeditiously as possible file a registration statement on a form of general use under the Securities Act to permit the sale or other disposition of the Optioned Shares. The Executive shall provide all information reasonable requested by the Company for inclusion in any registration statement to be filed under this Agreement. The Company will use its best efforts to cause such registration statement first to become effective at the earliest practicable time and then to remain effective for such period as the Executive reasonably deems necessary to effect such sales or other dispositions or until all Optioned Shares no longer will constitute "restricted securities" with the meaning of Rule 144 under the Securities Act. Such registration shall be effected at the Company's expense except for underwriting commissions and the fees and disbursements of the Executive's counsel attributable to the registration of the Optioned Shares. The Company and the Executive shall enter into an agreement under which each will indemnify the other with respect to information provided by such party for use in the registration statement, such indemnities and the procedures for them to be in a form customarily included in registration rights agreements. The Company further agrees to use its best efforts to register or qualify the Optioned Stock covered under such registration statement under such other securities or blue-sky laws of such jurisdictions, as the Executive shall reasonably request.

         7. RELOAD OPTIONS. If the Executive pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock pursuant to Section 6(d) above, the Executive shall be automatically granted an Option for the purchase of Stock equal to the number of shares surrendered (a "Reload Option"). The grant of the Reload Option shall be effective on the date the Participant surrenders the shares of Stock in respect of which the Reload Option is granted

(the "Reload Date"). The Reload Option shall have an exercise price equal to the Fair Market Value of the Stock on the Reload Date, and shall have a term which is no longer, and which shall lapse no later, than the original term of the underlying option. If stock otherwise available under an Incentive Stock Option is withheld pursuant to Section 6(d) above, any Reload Option granted in connection with the withholding shall be treated as a new Incentive Stock Option, subject to the rules set forth in the Plan.

         8. ADJUSTMENTS. Upon the occurrence of any of the following events, the Executive's rights with respect to Options granted hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the Executive and the Company relating to such Option:

                  (a) If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                  (b) Except as provided for pursuant to Section 5 (a) or 5(d) of the Employment Agreement, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall at the Executives sole option, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

                  (c) In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Executive upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

                  (d) Except as expressly provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

                  (e) No fractional shares shall be issued pursuant to the Options; the Executive shall receive from the Company cash in lieu of such fractional shares.

         9. NECESSITY TO BECOME HOLDER OF RECORD. Neither the Executive nor his estate, as provided in paragraph 3(b), shall have any rights as a shareholder with respect to any shares covered by the Options until such person shall have become the holder of record of such shares. No adjustment shall be made for cash dividends or cash distributions, ordinary or extraordinary, in respect of such shares for which the record date is prior to the date on which he shall become the holder of record thereof.

         10. RESERVATION OF RIGHT TO TERMINATE RELATIONSHIP. Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of Executive at any time, with or without cause. The termination of the relationship of Executive by the Company, regardless of the reason there for, shall have the results provided for in Section 5 of this Agreement.

         11. CONDITIONS TO EXERCISE OF OPTIONS. In order to enable the Company to comply with the Securities Act of 1933 (the "Securities Act") and relevant state law, the Company shall require Executive, his estate, or any Transferee as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the shares subject to the Options are being acquired for his own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

         The Options are subject to the requirement that, if at any time the board of directors shall determine, in its discretion, that the listing, registration, or qualification of the shares of common stock subject to the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue or purchase of shares under the Options, the options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

         12. DUTIES OF COMPANY. The Company will at all times during the term of
Options:

                  (a) Reserve and keep available for issue such number of shares of its authorized and unissued common stock as will be sufficient to satisfy the requirements of this Agreement;

                  (b) Pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith;

                  (c) Use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

         13. PARTIES BOUND BY PLAN. The Plan and each determination, interpretation or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes on the

Company and Executive and his respective successors in interest.

         14. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or to the interpretations, breach or enforcement thereof, shall be submitted to one arbitrator and settled by arbitration in Fort Lauderdale, Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any award made by such arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         15. BENEFIT. This Agreement shall be binding upon and insure to the benefit of the parties hereto and their legal representatives, successors and assigns.

         16. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:


To the Company:                       Imaging Diagnostic Systems, Inc.
                                      6531 NW 18th Court
                                      Plantation Florida 33313


To the Executive:                     ______________________
                                      ______________________
                                      ______________________


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         17. ATTORNEY'S FEES. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

         18. CONSTRUCTION. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         19. GOVERNING LAW. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

         20. ORAL EVIDENCE. This Agreement supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         21. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         22. ADDITIONAL DOCUMENTS. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

         23. PARAGRAPH HEADINGS. Paragraph headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.


         IN WITNESS WHEREOF the parties hereto have set their hand and seal the day and year first above written.

WITNESSES:                                   Imaging Diagnostic Systems, Inc.



________________________________             By: _____________________________
                                                   Linda B. Grable, President



________________________________             By: _____________________________
                                                   Executive


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